TRUST FOR INVESTMENT MANAGERS
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                        SUPPLEMENT DATED AUGUST 24, 2001
                      TO PROSPECTUS DATED JANUARY 29, 2001

Stockjungle.com Advisors, Inc., the Advisor to the StockJungle.com Community Intelligence Fund, has recommended to the Board of Trustees of Trust for Investment Managers that the Fund cease operations and liquidate. The Advisor believes that it has become economically unfeasible to continue to operate the Fund with its current small asset base (approximately $1.42 million).

In view of the Advisor's recommendation, the Fund is not currently accepting additional orders for purchases of shares. Pending formal action by the Board of Trustees of Trust to formally liquidate the Fund, which is expected in the next several days, the assets of the Fund have been invested in money market instruments. Liquidation expenses will be borne by the Advisor. The net proceeds of the Fund's liquidation will be paid to shareholders promptly upon liquidation.